Annual Meeting May 29, 2008 Beverly National Corporation Exhibit 99.1

Agenda
Agenda
Industry Update
Industry Update
2007 Financial Performance
2007 Financial Performance
1
1
st
Qtr 2008 Financial Performance
Qtr 2008 Financial Performance
Loan Portfolio Review
Loan Portfolio Review
2008 Focus
2008 Focus
Board Governance
Board Governance

Industry Update
Industry Update
Normalized yield curve
Normalized yield curve
Improved margins
Improved margins
Reduced pricing pressure
Reduced pricing pressure
Improved deposit growth prospects
Improved deposit growth prospects
Sub-prime dilemma
Sub-prime dilemma
Large write-downs
Large write-downs
Record level of foreclosures
Record level of foreclosures
Impact to local markets
Impact to local markets

Industry
Industry
Update
Update
(cont.)
(cont.)
Economic uncertainty
Economic uncertainty
Rising cost of oil
Rising cost of oil
Weak dollar
Weak dollar
Inflation? Recession?
Inflation? Recession?
Rate reductions –
Rate reductions –
Done?
Done?
Business development
Business development
Large banks backing away
Large banks backing away
Rational pricing has returned
Rational pricing has returned
Small business & consumer focus
Small business & consumer focus

2007 2007 Financial Performance Financial Performance

Financial Highlights
Financial Highlights
6.96%
6.96%
4.10%
4.10%
9.89%
9.89%
3.79%
3.79%
9.68%
9.68%
3.74%
3.74%
Capital to Asset Ratio
Capital to Asset Ratio
Net Interest Margin
Net Interest Margin
$28,721
$28,721
$46,178
$46,178
$45,765
$45,765
Total Capital
Total Capital
$15.25
$15.25
$16.93
$16.93
$17.38
$17.38
Book Value (at end of period)
Book Value (at end of period)
$22,900
$22,900
$47,000
$47,000
$59,616
$59,616
Borrowed Funds
Borrowed Funds
$11,390
$11,390
$16,372
$16,372
$11,638
$11,638
Repurchase Agreements
Repurchase Agreements
$412,512
$412,512
$467,144
$467,144
$472,791
$472,791
Total Assets
Total Assets
$352,858
$352,858
$305,711
$305,711
$115,717
$115,717
12/31/06
12/31/06
$345,812
$345,812
$269,770
$269,770
$115,303
$115,303
12/31/05
12/31/05
$350,310
$350,310
Total Deposits
Total Deposits
$321,970
$321,970
Total Loans
Total Loans
$118,798
$118,798
Total Investments
Total Investments
12/31/07
12/31/07
($ in thousands except per share data) ($ in thousands except per share data)

Net Income Analysis
Net Income Analysis
$477
$477
$0
$0
Non-recurring items, net of tax
Non-recurring items, net of tax
$3,023
$3,023
$3,570
$3,570
Adjusted Net Income
Adjusted Net Income
$2,546
$2,546
$3,570
$3,570
Net Income as reported
Net Income as reported
12/31/06
12/31/06
12/31/07
12/31/07
($ in thousands except per share data) ($ in thousands except per share data)
7.69%
7.69%
0.77%
0.77%
$1.30
$1.30
$1.31
$1.31
As reported As reported
0.71%
0.71%
0.59%
0.59%
ROA
ROA
7.06%
7.06%
$1.10
$1.10
$1.12
$1.12
As reported As reported
9.90%
9.90%
ROE
ROE
$1.31
$1.31
Fully diluted
Fully diluted
$1.33
$1.33
Basic
Basic
Adjusted Adjusted
EPS
EPS

2008 2008 1 1 st Qtr Qtr Financial Financial Performance Performance

9.68%
9.68%
3.74%
3.74%
9.46%
9.46%
3.79%
3.79%
Capital to Asset Ratio
Capital to Asset Ratio
Net Interest Margin
Net Interest Margin
$45,765
$45,765
$46,153
$46,153
Total Capital
Total Capital
$17.38
$17.38
$17.33
$17.33
Book Value (at end of period)
Book Value (at end of period)
$59,616
$59,616
$67,715
$67,715
Borrowed Funds
Borrowed Funds
$11,638
$11,638
$9,746
$9,746
Repurchase Agreements
Repurchase Agreements
$472,791
$472,791
$487,868
$487,868
Total Assets
Total Assets
$359,172
$359,172
$334,403
$334,403
$126,098
$126,098
03/31/08
03/31/08
(unaudited)
(unaudited)
$350,310
$350,310
$321,970
$321,970
$118,798
$118,798
12/31/07
12/31/07
Total Deposits
Total Deposits
Total Loans
Total Loans
Total Investments
Total Investments
($ in thousands except per share data) ($ in thousands except per share data)
Financial Highlights
Financial Highlights

$304
$304
$283
$283
Income Taxes
Income Taxes
$3,884
$3,884
$3,942
$3,942
Non-interest Expense
Non-interest Expense
$1,111
$1,111
$1,193
$1,193
Income before Income Taxes
Income before Income Taxes
$3,825
$3,825
$3,953
$3,953
Net after Provision for Loan Losses
Net after Provision for Loan Losses
$1,170
$1,170
$1,182
$1,182
Non-interest Income
Non-interest Income
$6,456
$6,456
$6,708
$6,708
Interest and Dividend Income
Interest and Dividend Income
$910
$910
$128
$128
$4,081
$4,081
$2,627
$2,627
03/31/08
03/31/08
(unaudited)
(unaudited)
$807
$807
$150
$150
$3,975
$3,975
$2,481
$2,481
03/31/07
03/31/07
(unaudited)
(unaudited)
Net after Income Taxes
Net after Income Taxes
Provision for Loan Losses
Provision for Loan Losses
Net Interest & Dividend Income
Net Interest & Dividend Income
Interest Expense
Interest Expense
($ in thousands)
($ in thousands)
Net Income Analysis
Net Income Analysis

03/31/07
03/31/07
(unaudited)
(unaudited)
03/31/08
03/31/08
(unaudited)
(unaudited)
6.99%
6.99%
7.92%
7.92%
Return on Average Equity
Return on Average Equity
$0.29
$0.29
$0.29
$0.29
0.71%
0.71%
$0.34
$0.34
$0.34
$0.34
0.77%
0.77%
EPS
EPS
Basic
Basic
Diluted
Diluted
Return on Average Assets
Return on Average Assets
Net Income Analysis
Net Income Analysis

$15, 5%
$72, 22%
$33, 10%
$113, 35%
$89, 28%
Total Residential Mortgages
Total Consumer Loans & Home Equity
Commercial & Industrial + Owner-Occupied
Comm'l RE
Total Commercial Mortgages (Non- Owner
Occupied Real Estate)
Total Commercial Construction Loans
Loan Composition
Loan Composition
($ in millions)
($ in millions)

Commercial & Industrial
Commercial & Industrial
by Industry Segment
by Industry Segment
($ in millions)
($ in millions)
$24.2, 20%
$18.7, 17%
$14.2, 13%
$12.0, 11%
$10.9, 10%
$4.7, 4%
$12.4, 11%
$3.6, 3%
$11.9, 11%
Schools/Educational Facilities
Retail Sales
Medical (Healthcare)
Manufacturing
Professional Services
Small Contractors
Restaurants
Wholesale Sales
Specialty

Investment RE by Type Investment RE by Type ($ in millions) ($ in millions)

Allowance for Loan Loss
Allowance for Loan Loss
$529
$529
0.22%
0.22%
$942
$942
$0
$0
0.40%
0.40%
$560
$560
$2,181
$2,181
0.9%
0.9%
$236,811
$236,811
$(562)
$(562)
2004
2004
$2
$2
0.0%
0.0%
$960
$960
$0
$0
0.36%
0.36%
$585
$585
$2,514
$2,514
0.9%
0.9%
$269,770
$269,770
$(252)
$(252)
2005
2005
$1,007
$1,007
0.57%
0.57%
$1,067
$1,067
$0
$0
0.60%
0.60%
$120
$120
$2,183
$2,183
1.2%
1.2%
$176,593
$176,593
$50
$50
2003
2003
$245
$245
0.07%
0.07%
$1,693
$1,693
$39
$39
0.52%
0.52%
$128
$128
$3,727
$3,727
1.1%
1.1%
$334,403
$334,403
$(15)
$(15)
2008
2008
1
1
st
Qtr
Qtr
$16
$16
0.01%
0.01%
$1,118
$1,118
$0
$0
0.37%
0.37%
$590
$590
$3,044
$3,044
1.0%
1.0%
$305,711
$305,711
$(3)
$(3)
2006
2006
$259
$259
0.08%
0.08%
$2,293
$2,293
$1
$1
0.71%
0.71%
Non-Accrual Loans
Non-Accrual Loans
Non-Accrual to Total Loans
Non-Accrual to Total Loans
Delinquencies:
Delinquencies:
30-60 days
30-60 days
60-90 days
60-90 days
Delinquency Ratio
Delinquency Ratio
$395
$395
$3,614
$3,614
1.1%
1.1%
Provision for Loan Loss
Provision for Loan Loss
Allowance for Loan Loss
Allowance for Loan Loss
Percentage of Total Loans
Percentage of Total Loans
$321,970
$321,970
$175
$175
Total Loans
Total Loans
Net (Charge-offs)/Recoveries
Net (Charge-offs)/Recoveries
2007
2007
($ in thousands)
($ in thousands)

Deposit Deposit Composition Composition Demand Deposits Regular Savings NOW Money Market Time Deposits 2007 2006 25.4% 20.7% 11.9% 16.8% 23.3% 21.5% 21.7% 22.7% 20.4% 13.8% 1.9% E-Savings

2008 Focus
2008 Focus
Small Business Development Group
Small Business Development Group
Business First account
Business First account
Cash Management/Remote Deposit
Cash Management/Remote Deposit
Direct sales effort
Direct sales effort
E-banking
E-banking
E-savings account
E-savings account
Online account opening
Online account opening
Savings, CD’s and Money Market accounts
Savings, CD’s and Money Market accounts

2008 Focus
2008 Focus (cont.)
Wealth Management
Wealth Management
Expansion of product offerings (SMA’s)
Expansion of product offerings (SMA’s)
Additional sales and support staffing
Additional sales and support staffing
Visible office relocation
Visible office relocation
Ongoing
Ongoing
Credit Quality/Underwriting Standards
Credit Quality/Underwriting Standards
Efficiency and earnings improvement
Efficiency and earnings improvement
Shareholder Return and Dividends
Shareholder Return and Dividends

Investment, Trust and Wealth
Investment, Trust and Wealth
Management Services
Management Services
$55,600,000
$55,600,000
$43,600,000
$43,600,000
Custodial
Custodial
Assets Under Management
Assets Under Management
$23,200,000
$23,200,000
$28,000,000
$28,000,000
UVest
UVest
$319,000,000
$319,000,000
$323,300,000
$323,300,000
Total
Total
$240,200,000
$240,200,000
$251,700,000
$251,700,000
Under Mgt.
Under Mgt.
12/31/06
12/31/06
12/31/07
12/31/07
Total
Total
UVest
UVest
Trust
Trust
$2,041,000
$2,041,000
$2,177,000
$2,177,000
$225,000
$225,000
$236,000
$236,000
$1,816,000
$1,816,000
$1,941,000
$1,941,000
12/31/06
12/31/06
12/31/07
12/31/07
Fees & UVest
Fees & UVest
Revenue Sharing
Revenue Sharing

Board Governance
Board Governance
Welcome
Welcome
Carol A. Vallone
Carol A. Vallone
Founder, Chairman, President & CO of WebCT, Inc.
Founder, Chairman, President & CO of WebCT, Inc.
Linda E. Saris
Linda E. Saris
Founder & Director of Salem Cyberspace
Founder & Director of Salem Cyberspace

Forward Looking Statements
Forward Looking Statements
*Statements contained in this presentation may contain forward-looking
*Statements contained in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on the beliefs and expectations of of 1995.  These statements are based on the beliefs and expectations of management as well as the assumptions made using information currently management as well as the assumptions made using information currently available to management.  Since these statements reflect the views of available to management.  Since these statements reflect the views of management concerning future events, these statements involve risks, management concerning future events, these statements involve risks, uncertainties
uncertainties
and
and
assumptions,
assumptions,
including,
including,
among
among
others:
others:
changes
changes
in
in
market
market
interest rates and general and regional economic conditions; changes in interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; and the quality or government regulations; changes in accounting principles; and the quality or composition of the loan and investment portfolios and other factors that may composition of the loan and investment portfolios and other factors that may be described in the Company’s quarterly reports of Form 10-Q and its annual be described in the Company’s quarterly reports of Form 10-Q and its annual report on Form 10-K, each filed with the Securities and Exchange report on Form 10-K, each filed with the Securities and Exchange
Commission, which are available at the Securities and Exchange
Commission, which are available at the Securities and Exchange
Commission’s internet website (www.sec.gov) and to which reference is
Commission’s internet website (www.sec.gov) and to which reference is hereby made.  Therefore, actual future results may differ significantly from hereby made.  Therefore, actual future results may differ significantly from results discussed in the forward-looking statements.
results discussed in the forward-looking statements.

Questions and Answers Questions and Answers